UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

CBRE ACQUISITION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39798	85-3448396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue Suite 1250 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 979-6100

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

SAILSM (Stakeholder Aligned Initial Listing) securities, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-fourth of one redeemable warrant	CBAH.U	New York Stock Exchange

Class A Common Stock included as part of the SAILSM securities	CBAH	New York Stock Exchange

Warrants included as part of the SAILSM securities, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.00	CBAH WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by CBRE Acquisition Holdings, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 8.01 Other Events.

On January 29, 2021 the Company announced that the holders of the Company’s SAILSM securities (the “SAILSM securities”) may elect to separately trade the shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), and warrants included in the SAILSM securities commencing on February 1, 2021. Each SAILSM security consists of one share of our Class A common stock and one-fourth of one warrant to purchase one share of Class A common stock. Any SAILSM securities not separated will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “CBAH.U,” and any underlying shares of Class A common stock and warrants that are separated will trade on NYSE under the symbols “CBAH” and “CBAH WS,” respectively. No fractional warrants will be issued upon separation of the SAILSM securities and only whole warrants will trade. Holders of SAILSM securities will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the holders’ SAILSM securities into shares of Class A common stock and warrants.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the SAILSM securities is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits

99.1	Press Release, dated January 29, 2021

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2021	CBRE ACQUISITION HOLDINGS, INC.

	By:	/s/ CASH J. SMITH
		Name:	Cash J. Smith
		Title:	Chief Financial Officer